UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number   811-01444

DWS Value Equity Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	2/28

Date of reporting period:	2/28/2011

ITEM 1.	REPORT TO STOCKHOLDERS

FEBRUARY 28, 2011 Annual Report to Shareholders

DWS S&P 500 Plus Fund

Contents
4 Performance Summary
7 Information About Your Fund's Expenses
9 Portfolio Management Review
13 Portfolio Summary
15 Investment Portfolio
30 Statement of Assets and Liabilities
32 Statement of Operations
33 Statement of Changes in Net Assets
34 Financial Highlights
39 Notes to Financial Statements
50 Report of Independent Registered Public Accounting Firm
51 Tax Information
52 Investment Management Agreement Approval
57 Summary of Management Fee Evaluation by Independent Fee Consultant
61 Board Members and Officers
65 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund may use derivatives, including as part of its Global Tactical Asset Allocation (GTAA) strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Various factors, including costs, cash flows and security selection, may cause the fund's performance to differ from that of the index. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary February 28, 2011
Average Annual Total Returns as of 2/28/11
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	19.49%	3.81%	3.98%	2.81%
Class B	18.69%	3.04%	3.21%	2.04%
Class C	18.75%	3.03%	3.21%	2.05%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	12.62%	1.78%	2.76%	2.20%
Class B (max 4.00% CDSC)	15.69%	2.41%	3.04%	2.04%
Class C (max 1.00% CDSC)	18.75%	3.03%	3.21%	2.05%
No Sales Charges
Class R	19.17%	3.56%	3.70%	2.56%
Class S	19.76%	4.05%	4.24%	3.06%
S&P 500® Index+	22.57%	2.19%	2.87%	2.62%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated July 1, 2010 are 0.81%, 1.57%, 1.58%, 1.06% and 0.58% for Class A, Class B, Class C, Class R and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A, B and C shares for the period prior to their inception on July 2, 2001 and for Class R shares for the period prior to its inception on November 3, 2003 are derived from the historical performance of Class S shares of DWS S&P 500 Plus Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS S&P 500 Plus Fund — Class A [] S&P 500 Index+

Yearly periods ended February 28

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Class S
Net Asset Value: 2/28/11	$13.13	$12.71	$12.74	$12.94	$13.04
2/28/10	$11.04	$10.75	$10.78	$10.91	$10.94
Distribution Information: Twelve Months as of 2/28/11: Income Dividends	$.05	$.05	$.05	$.05	$.05

Lipper Rankings — Large Cap Core Funds Category as of 2/28/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	636	of	1,083	59
3-Year	105	of	938	12
5-Year	148	of	788	19
Class B 1-Year	762	of	1,083	71
3-Year	202	of	938	22
5-Year	267	of	788	34
Class C 1-Year	744	of	1,083	69
3-Year	205	of	938	22
5-Year	265	of	788	34
Class R 1-Year	674	of	1,083	63
3-Year	137	of	938	15
5-Year	181	of	788	23
Class S 1-Year	596	of	1,083	55
3-Year	92	of	938	10
5-Year	114	of	788	15
10-Year	153	of	471	33

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2010 to February 28, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended February 28, 2011
Actual Fund Return	Class A	Class B	Class C	Class R	Class S
Beginning Account Value 9/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 2/28/11	$1,309.10	$1,304.90	$1,304.00	$1,307.10	$1,309.20
Expenses Paid per $1,000*	$1.26	$5.20	$5.54	$3.26	$.23
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S
Beginning Account Value 9/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 2/28/11	$1,023.70	$1,020.28	$1,019.98	$1,021.97	$1,024.60
Expenses Paid per $1,000*	$1.10	$4.56	$4.86	$2.86	$.20

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S
DWS S&P 500 Plus Fund	.22%	.91%	.97%	.57%	.04%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS S&P 500 Plus Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS S&P 500 Plus Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the US for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

QS Investors, LLC ("QS Investors"), New York, New York, is the subadvisor for the fund. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis. On August 1, 2010, members of the Advisor's Quantitative Strategies Group, including members of the fund's portfolio management team, separated from the Advisor and formed QS Investors as a separate investment advisory firm unaffiliated with the Advisor.

Portfolio Management Team

Robert Wang

Thomas Picciochi

Russell Shtern, CFA

Portfolio Managers, QS Investors

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Although concerns about the outlook for economic growth periodically weighed on investor sentiment during the past 12 months, the Standard & Poor's 500® (S&P 500) Index finished the period with a healthy gain of 22.57%, thanks to three important trends.1 First, the US economy moved to a firmer footing than where it stood one year ago, causing investor fears of a "double-dip" recession to fade gradually into the background. Second, stock prices were energized by the overall health of US corporations, as demonstrated by strong corporate earnings results, cash-rich balance sheets and — in many cases — attractive dividend yields relative to bonds. The monetary policy of the US Federal Reserve Board (the Fed) was a third pillar of positive stock market performance. The Fed kept rates near zero for the full 12-month period and initiated its policy of "quantitative easing" in order to boost growth. Together, these favorable developments helped stocks continue their long climb off of the crisis lows of March 2009.

In addition to employing a strategy that seeks to replicate the performance of the S&P 500 Index, the fund uses a global asset allocation overlay component known as the Global Tactical Asset Allocation (GTAA) strategy (previously referred to as iGAP). The GTAA strategy seeks to enhance returns by taking advantage of short- and medium-term mispricings in the global bond and currency markets. The strategy also held positions in the global equity markets through the end of 2010, but as of January 31, 2011, it no longer invests in this asset class.

The fund's Class A shares returned 19.49% for the period. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and for more complete performance information.) While the fund's equity position lagged the index slightly during the past year, a shortfall in the GTAA strategy was the largest factor in the fund's underperformance. It is important to note, however, that the GTAA strategy has added significant value since we first made it part of the fund's investment approach at the beginning of 2009. The fund was comfortably ahead of the average return of the funds in its Lipper peer group, Large Cap Core Funds, during the 3- and 5-year periods ended February 28, 2011.2

Positive and Negative Contributors to Performance

Consistent with the rally in the broader market, the equity portion of the portfolio produced a strong performance. Heightened investor risk appetites and hopes for improving growth translated into outperformance for the higher-beta and economically sensitive areas of the US equity market, particularly stocks with the largest exposure to surging commodity prices.3 Accordingly, energy and materials were the top-performing sectors during the 12-month period. The consumer discretionary sector, the third-best segment of the market, was boosted by better-than-expected holiday spending and the possible impact that stronger growth could have on the employment picture. Specialty retail, media and travel-related stocks performed particularly well. Industrial and technology stocks also outpaced the broader market, as improving economic growth led to a strengthening outlook for corporate capital expenditures. Telecommunications services, which typically lag when the market is performing very well, nonetheless produced an index-beating return thanks to investors' renewed preference for dividend-paying stocks in the second half of the period.

The weakest-performing areas of the stock market were generally those seen as being most defensive and least sensitive to economic trends, and included consumer staples, utilities and health care. Health care was the worst-performing market segment, with a gain that was only a little over a quarter of that posted by the S&P 500 Index. The sector was pressured by the poor returns posted by certain biotechnology stocks, such as Gilled Sciences, Inc. and Celgene Corp., as well as by several underperforming large-cap pharmaceutical companies, including Abbott Laboratories and Merck & Co., Inc. Financial stocks also trailed the return of the broader market, due largely to concerns about tighter regulation and the potential impact of continued weakness in housing prices.

While rising stock prices boosted the equity portion of the fund, this was offset somewhat by the underperformance of the GTAA strategy. The most important factor behind the strategy's shortfall was its underperformance in equities before this portion of the strategy was eliminated at the end of 2010. The largest detractor was its positioning in Great Britain, where a long position held in the April-July period detracted from performance.4 British banks were particularly hard hit during the initial emergence of the European debt crisis due to their exposure to the government bonds of the region's smaller nations. The GTAA equity portfolio also was hurt by holding a short position in the United States during the rally that took place from July-October 2010.

The strategy's positioning in currencies resulted in a small drag on performance. While a long position in the Swedish krona made an outstanding contribution to returns, this was more than offset by the negative impact of the strategy's short positions in the Swiss franc and British pound.

These negative factors were offset to some extent by the GTAA strategy's positioning in fixed income. The largest contribution to performance, by far, came from the strategy's long position in the United States. This position, which was established in April 2010, added to performance over the next seven months as yields declined substantially — as prices rose — in the US bond market. The GTAA fixed-income portfolio was also helped by a long position in Australia and a short position in Japan. The largest detractor in fixed income was a short position in Europe, where bond prices rallied in mid-2010 due to concerns about the potential economic impact of the debt crisis in the region's smaller countries.

Most markets were very directional during the past year, featuring rising stock prices, falling bond yields and US dollar weakness. Still, we believe recent financial market performance should not obscure the risks that remain in the background, including high US unemployment, burdensome levels of European government debt and the possibility of rising interest rates in China and other emerging markets. The GTAA strategy, by virtue of its unique long-short approach, is designed to capitalize on the potential for rising market volatility in the year ahead.

Outlook and Positioning

Going forward, we will continue to seek outperformance by combining passive indexing with the actively managed GTAA strategy.

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 The Lipper Large Cap Core Funds category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's U.S. Diversified Equity (USDE) large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and 3-year sales-per-share growth value, compared to the S&P 500 Index. For the 1-, 3- and 5-year periods, this category's average return was 19.82% (1,083 funds), 1.53% (938 funds) and 2.45% (788 funds), respectively, as of 2/28/11. Category returns assume reinvestment of all distributions. It is not possible to invest directly in a Lipper category.

3 Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

4 The value of a short position rises when the underlying stock falls. Conversely, the value of a long position rises when the underlying stock rises.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	2/28/11	2/28/10

Common Stocks	93%	90%
Cash Equivalents	7%	5%
Government & Agency Obligations	—	5%
	100%	100%

Sector Diversification (As a % of Common Stocks)	2/28/11	2/28/10

Information Technology	19%	19%
Financials	16%	16%
Energy	13%	11%
Industrials	11%	10%
Health Care	11%	13%
Consumer Discretionary	11%	10%
Consumer Staples	10%	12%
Materials	3%	3%
Utilities	3%	3%
Telecommunication Services	3%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.
Ten Largest Equity Holdings February 28, 2011 (16.5% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	3.1%
2. Apple, Inc. Manufacturer of personal computers and communication solutions	2.3%
3. General Electric Co. Diversified technology, media and financial services company	1.6%
4. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	1.5%
5. Microsoft Corp. Developer of computer software	1.5%
6. International Business Machines Corp. Manufacturer of computers and provider of information processing services	1.5%
7. JPMorgan Chase & Co. Provider of global financial services	1.3%
8. Procter & Gamble Co. Manufacturer of diversified consumer products	1.3%
9. Wells Fargo & Co. Provider of diversified financial services	1.2%
10. Johnson & Johnson Provider of health care products	1.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of February 28, 2011
	Shares	Value ($)

Common Stocks 87.6%
Consumer Discretionary 9.3%
Auto Components 0.2%
Goodyear Tire & Rubber Co.*	3,100	43,958
Johnson Controls, Inc. (a)	10,800	440,640
		484,598
Automobiles 0.4%
Ford Motor Co.* (a)	52,950	796,897
Harley-Davidson, Inc. (a)	3,800	155,116
		952,013
Distributors 0.1%
Genuine Parts Co.	2,300	121,187
Diversified Consumer Services 0.1%
Apollo Group, Inc. "A"*	2,400	108,624
DeVry, Inc.	600	32,550
H&R Block, Inc.	3,704	56,264
		197,438
Hotels Restaurants & Leisure 1.4%
Carnival Corp. (Units)	6,900	294,423
Darden Restaurants, Inc.	1,700	80,121
International Game Technology	3,400	55,964
Marriott International, Inc. "A" (a)	3,930	154,095
McDonald's Corp.	16,108	1,219,054
Starbucks Corp.	12,400	408,952
Starwood Hotels & Resorts Worldwide, Inc. (a)	3,100	189,410
Wyndham Worldwide Corp.	2,900	90,712
Wynn Resorts Ltd. (a)	1,100	135,223
Yum! Brands, Inc.	7,700	387,541
		3,015,495
Household Durables 0.4%
D.R. Horton, Inc.	5,600	66,304
Fortune Brands, Inc.	2,400	148,464
Harman International Industries, Inc.	1,000	48,640
Leggett & Platt, Inc.	1,900	43,814
Lennar Corp. "A"	1,200	24,192
Newell Rubbermaid, Inc. (a)	5,800	112,172
Pulte Group, Inc.*	6,877	47,451
Stanley Black & Decker, Inc.	2,592	196,552
Whirlpool Corp.	1,100	90,750
		778,339
Internet & Catalog Retail 0.7%
Amazon.com, Inc.*	5,400	935,766
Expedia, Inc.	3,100	61,566
Netflix, Inc.* (a)	700	144,669
Priceline.com, Inc.* (a)	700	317,716
		1,459,717
Leisure Equipment & Products 0.1%
Hasbro, Inc.	2,300	103,270
Mattel, Inc.	5,800	145,348
		248,618
Media 3.0%
Cablevision Systems Corp. (New York Group) "A"	2,000	73,700
CBS Corp. "B"	9,600	229,056
Comcast Corp. "A" (a)	43,200	1,112,832
DIRECTV "A"*	13,400	615,998
Discovery Communications, Inc. "A"* (a)	4,500	193,995
Gannett Co., Inc.	2,217	36,603
Interpublic Group of Companies, Inc.*	6,300	83,160
McGraw-Hill Companies, Inc.	4,500	174,060
Meredith Corp.	600	21,156
News Corp. "A"	35,500	616,635
Omnicom Group, Inc. (a)	4,200	213,780
Scripps Networks Interactive "A"	1,700	88,298
Time Warner Cable, Inc.	5,376	388,040
Time Warner, Inc. (a)	17,366	663,381
Viacom, Inc. "B"	9,100	406,406
Walt Disney Co.	28,900	1,264,086
Washington Post Co. "B"	100	43,309
		6,224,495
Multiline Retail 0.7%
Big Lots, Inc.*	800	32,824
Family Dollar Stores, Inc.	2,000	100,160
JC Penney Co., Inc. (a)	4,200	146,832
Kohl's Corp.*	5,300	285,617
Macy's, Inc.	6,200	148,180
Nordstrom, Inc.	2,000	90,520
Sears Holdings Corp.* (a)	500	41,655
Target Corp.	11,300	593,815
		1,439,603
Specialty Retail 1.7%
Abercrombie & Fitch Co. "A"	1,000	57,370
AutoNation, Inc.*	600	20,184
AutoZone, Inc.*	500	128,975
Bed Bath & Beyond, Inc.*	3,800	182,970
Best Buy Co., Inc. (a)	4,800	154,752
CarMax, Inc.*	3,600	127,332
GameStop Corp. "A"*	3,100	61,845
Home Depot, Inc. (a)	26,600	996,702
Limited Brands, Inc. (a)	3,500	112,070
Lowe's Companies, Inc.	20,800	544,336
O'Reilly Automotive, Inc.*	2,000	111,160
RadioShack Corp.	1,200	17,760
Ross Stores, Inc.	1,400	100,856
Staples, Inc.	10,100	215,130
The Gap, Inc. (a)	6,100	137,433
Tiffany & Co.	1,600	98,480
TJX Companies, Inc.	6,100	304,207
Urban Outfitters, Inc.*	3,000	115,140
		3,486,702
Textiles, Apparel & Luxury Goods 0.5%
Coach, Inc.	4,100	225,172
NIKE, Inc. "B" (a)	5,618	500,170
Polo Ralph Lauren Corp. (a)	1,100	139,381
VF Corp.	1,100	105,237
		969,960
Consumer Staples 8.9%
Beverages 2.0%
Brown-Forman Corp. "B"	1,500	103,725
Coca-Cola Co.	34,539	2,207,733
Coca-Cola Enterprises, Inc.	5,100	134,130
Constellation Brands, Inc. "A"*	2,700	54,864
Dr. Pepper Snapple Group, Inc.	3,400	122,604
Molson Coors Brewing Co. "B"	2,500	114,325
PepsiCo, Inc.	23,727	1,504,766
		4,242,147
Food & Staples Retailing 2.0%
Costco Wholesale Corp. (a)	7,000	523,530
CVS Caremark Corp.	21,400	707,484
Kroger Co.	10,600	242,740
Safeway, Inc. (a)	5,544	120,970
SUPERVALU, Inc. (a)	1,900	16,397
Sysco Corp.	9,300	258,447
Wal-Mart Stores, Inc.	29,988	1,558,776
Walgreen Co. (a)	14,400	624,096
Whole Foods Market, Inc.	1,800	105,408
		4,157,848
Food Products 1.5%
Archer-Daniels-Midland Co.	9,900	368,082
Campbell Soup Co.	2,400	80,784
ConAgra Foods, Inc.	6,200	143,592
Dean Foods Co.*	2,400	25,344
General Mills, Inc.	9,668	359,070
H.J. Heinz Co.	4,900	246,078
Hormel Foods Corp.	2,800	76,720
Kellogg Co.	4,000	214,240
Kraft Foods, Inc. "A" (a)	26,319	837,997
McCormick & Co., Inc.	2,000	95,300
Mead Johnson Nutrition Co.	2,800	167,580
Sara Lee Corp.	11,400	195,168
The Hershey Co.	2,000	104,640
The J.M. Smucker Co.	1,900	130,796
Tyson Foods, Inc. "A"	5,300	98,739
		3,144,130
Household Products 1.8%
Clorox Co. (a)	2,200	149,072
Colgate-Palmolive Co.	7,400	581,048
Kimberly-Clark Corp.	6,306	415,566
Procter & Gamble Co.	42,587	2,685,110
		3,830,796
Personal Products 0.2%
Avon Products, Inc.	6,000	166,860
Estee Lauder Companies, Inc. "A" (a)	1,700	160,497
		327,357
Tobacco 1.4%
Altria Group, Inc.	31,803	806,842
Lorillard, Inc.	2,200	168,894
Philip Morris International, Inc.	27,803	1,745,472
Reynolds American, Inc.	5,200	178,464
		2,899,672
Energy 11.4%
Energy Equipment & Services 2.1%
Baker Hughes, Inc. (a)	6,521	463,317
Cameron International Corp.*	3,600	212,868
Diamond Offshore Drilling, Inc.	1,200	93,876
FMC Technologies, Inc.*	1,600	150,480
Halliburton Co.	13,100	614,914
Helmerich & Payne, Inc.	2,500	162,475
Nabors Industries Ltd.*	3,300	93,951
National Oilwell Varco, Inc.	6,700	533,119
Noble Corp. (a)	4,000	178,840
Rowan Companies, Inc.*	1,000	42,670
Schlumberger Ltd. (a)	20,839	1,946,779
		4,493,289
Oil, Gas & Consumable Fuels 9.3%
Anadarko Petroleum Corp.	7,382	604,069
Apache Corp.	5,586	696,127
Cabot Oil & Gas Corp.	1,100	50,226
Chesapeake Energy Corp. (a)	10,689	380,635
Chevron Corp.	30,100	3,122,875
ConocoPhillips	22,277	1,734,710
CONSOL Energy, Inc.	3,200	162,272
Denbury Resources, Inc.* (a)	8,100	196,263
Devon Energy Corp.	6,392	584,485
El Paso Corp.	10,000	186,000
EOG Resources, Inc.	3,700	415,547
EQT Corp.	2,100	103,530
Exxon Mobil Corp.	76,739	6,563,487
Hess Corp.	4,700	409,041
Marathon Oil Corp.	11,208	555,917
Massey Energy Co.	1,100	69,663
Murphy Oil Corp.	2,800	205,884
Newfield Exploration Co.*	1,700	123,743
Noble Energy, Inc.	2,800	259,448
Occidental Petroleum Corp.	12,200	1,244,034
Peabody Energy Corp.	4,100	268,509
Pioneer Natural Resources Co.	1,900	194,446
QEP Resources, Inc.	2,100	83,055
Range Resources Corp. (a)	2,700	146,610
Southwestern Energy Co.* (a)	5,700	225,036
Spectra Energy Corp.	9,300	248,775
Sunoco, Inc.	2,000	83,720
Tesoro Corp.*	900	21,402
Valero Energy Corp.	8,800	247,984
Williams Companies, Inc.	8,700	264,132
		19,451,625
Financials 14.0%
Capital Markets 2.1%
Ameriprise Financial, Inc.	3,816	241,629
Bank of New York Mellon Corp. (a)	17,952	545,561
Charles Schwab Corp.	16,700	316,799
E*TRADE Financial Corp.*	2,150	34,357
Federated Investors, Inc. "B"	900	24,804
Franklin Resources, Inc.	2,200	276,364
Invesco Ltd.	6,600	177,144
Janus Capital Group, Inc.	1,100	14,773
Legg Mason, Inc.	2,500	90,625
Morgan Stanley	21,616	641,563
Northern Trust Corp.	3,800	195,966
State Street Corp.	8,100	362,232
T. Rowe Price Group, Inc. (a)	4,300	288,014
The Goldman Sachs Group, Inc.	7,870	1,288,949
		4,498,780
Commercial Banks 2.5%
BB&T Corp. (a)	11,400	314,640
Comerica, Inc. (a)	3,000	116,700
Fifth Third Bancorp.	10,900	159,140
First Horizon National Corp.	3,193	36,720
Huntington Bancshares, Inc.	10,900	74,556
KeyCorp (a)	12,600	115,164
M&T Bank Corp. (a)	1,400	123,270
Marshall & Ilsley Corp.	5,200	40,404
PNC Financial Services Group, Inc.	7,646	471,758
Regions Financial Corp. (a)	19,500	148,980
SunTrust Banks, Inc. (a)	8,400	253,428
US Bancorp. (a)	29,400	815,262
Wells Fargo & Co.	79,465	2,563,541
Zions Bancorp.	2,400	56,064
		5,289,627
Consumer Finance 0.6%
American Express Co.	15,700	684,049
Capital One Financial Corp.	7,200	358,344
Discover Financial Services	7,701	167,497
SLM Corp.*	7,900	117,078
		1,326,968
Diversified Financial Services 3.8%
Bank of America Corp.	152,826	2,183,884
Citigroup, Inc.*	435,353	2,037,452
CME Group, Inc. "A"	1,100	342,408
IntercontinentalExchange, Inc.*	1,000	128,200
JPMorgan Chase & Co.	60,044	2,803,454
Leucadia National Corp.	3,800	125,894
Moody's Corp.	3,100	98,890
NYSE Euronext	3,700	136,900
The NASDAQ OMX Group, Inc.*	2,900	82,969
		7,940,051
Insurance 3.5%
ACE Ltd.	4,900	309,925
Aflac, Inc.	7,400	435,564
Allstate Corp.	8,697	276,390
American International Group, Inc.* (a)	2,396	88,796
Aon Corp.	5,300	278,992
Assurant, Inc.	1,700	69,071
Berkshire Hathaway, Inc. "B"* (a)	25,976	2,267,185
Chubb Corp. (a)	4,700	285,196
Cincinnati Financial Corp.	2,420	82,401
Genworth Financial, Inc. "A"*	7,000	92,610
Hartford Financial Services Group, Inc. (a)	6,100	180,560
Lincoln National Corp.	5,000	158,600
Loews Corp.	4,700	203,275
Marsh & McLennan Companies, Inc. (a)	8,900	270,916
MetLife, Inc.	13,919	659,204
Principal Financial Group, Inc.	5,068	173,630
Progressive Corp.	10,800	224,964
Prudential Financial, Inc.	6,907	454,688
The Travelers Companies, Inc.	7,100	425,503
Torchmark Corp.	1,200	78,300
Unum Group	4,100	108,773
XL Group PLC (a)	5,400	126,090
		7,250,633
Real Estate Investment Trusts 1.3%
Apartment Investment & Management Co. "A" (REIT)	1,170	30,010
AvalonBay Communities, Inc. (REIT)	1,315	159,154
Boston Properties, Inc. (REIT)	1,900	182,248
Equity Residential (REIT)	3,900	214,929
HCP, Inc. (REIT)	4,100	155,800
Health Care REIT, Inc. (REIT) (a)	2,300	120,106
Host Hotels & Resorts, Inc. (REIT)	9,424	173,402
Kimco Realty Corp. (REIT)	4,800	93,024
Plum Creek Timber Co., Inc. (REIT) (a)	3,000	125,880
ProLogis (REIT)	11,000	178,860
Public Storage (REIT)	2,200	246,950
Simon Property Group, Inc. (REIT)	4,287	471,741
Ventas, Inc. (REIT)	2,000	110,840
Vornado Realty Trust (REIT)	2,238	208,873
Weyerhaeuser Co. (REIT) (a)	7,573	184,857
		2,656,674
Real Estate Management & Development 0.1%
CB Richard Ellis Group, Inc. "A"*	5,700	142,728
Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp., Inc.	6,800	78,200
People's United Financial, Inc.	4,300	56,674
		134,874
Health Care 9.5%
Biotechnology 1.1%
Amgen, Inc.*	14,500	744,285
Biogen Idec, Inc.* (a)	3,600	246,240
Celgene Corp.*	6,700	355,770
Cephalon, Inc.*	1,300	73,203
Genzyme Corp.*	4,000	301,800
Gilead Sciences, Inc.*	12,800	498,944
		2,220,242
Health Care Equipment & Supplies 1.6%
Baxter International, Inc.	8,707	462,777
Becton, Dickinson & Co.	3,600	288,000
Boston Scientific Corp.*	23,800	170,408
C.R. Bard, Inc. (a)	1,300	127,088
CareFusion Corp.*	3,150	86,058
Covidien PLC	8,000	411,600
DENTSPLY International, Inc.	2,900	108,373
Intuitive Surgical, Inc.* (a)	600	196,770
Medtronic, Inc.	16,600	662,672
St. Jude Medical, Inc.*	5,400	258,552
Stryker Corp. (a)	5,100	322,626
Varian Medical Systems, Inc.* (a)	1,700	117,776
Zimmer Holdings, Inc.*	2,700	168,318
		3,381,018
Health Care Providers & Services 1.8%
Aetna, Inc.	5,900	220,424
AmerisourceBergen Corp.	3,900	147,849
Cardinal Health, Inc.	5,000	208,200
CIGNA Corp.	3,800	159,866
Coventry Health Care, Inc.*	2,900	87,580
DaVita, Inc.*	1,700	134,929
Express Scripts, Inc.*	8,000	449,760
Humana, Inc.*	2,400	156,024
Laboratory Corp. of America Holdings* (a)	1,672	150,697
McKesson Corp.	4,100	325,048
Medco Health Solutions, Inc.*	6,700	412,988
Patterson Companies, Inc.	1,300	43,394
Quest Diagnostics, Inc.	2,100	119,175
Tenet Healthcare Corp.*	11,000	78,980
UnitedHealth Group, Inc.	17,124	729,140
WellPoint, Inc.*	5,800	385,526
		3,809,580
Health Care Technology 0.0%
Cerner Corp.*	1,000	100,450
Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc.*	4,800	201,984
Life Technologies Corp.*	2,862	152,745
PerkinElmer, Inc.	1,700	45,050
Thermo Fisher Scientific, Inc.*	6,200	346,084
Waters Corp.* (a)	1,500	124,575
		870,438
Pharmaceuticals 4.6%
Abbott Laboratories	22,904	1,101,682
Allergan, Inc.	4,600	341,182
Bristol-Myers Squibb Co.	26,024	671,679
Eli Lilly & Co.	15,600	539,136
Forest Laboratories, Inc.*	4,800	155,520
Hospira, Inc.*	2,800	147,980
Johnson & Johnson	41,308	2,537,964
Merck & Co., Inc.	46,207	1,504,962
Mylan, Inc.*	3,900	89,193
Pfizer, Inc.	121,490	2,337,468
Watson Pharmaceuticals, Inc.*	1,700	95,183
		9,521,949
Industrials 9.7%
Aerospace & Defense 2.4%
Boeing Co.	11,307	814,217
General Dynamics Corp.	5,731	436,244
Goodrich Corp.	1,700	146,591
Honeywell International, Inc.	12,100	700,711
ITT Corp.	3,000	173,790
L-3 Communications Holdings, Inc.	1,600	126,864
Lockheed Martin Corp.	4,430	350,679
Northrop Grumman Corp.	4,700	313,396
Precision Castparts Corp. (a)	2,300	326,025
Raytheon Co.	5,661	289,900
Rockwell Collins, Inc.	2,100	135,324
Textron, Inc. (a)	4,200	113,778
United Technologies Corp.	14,004	1,169,894
		5,097,413
Air Freight & Logistics 0.9%
C.H. Robinson Worldwide, Inc. (a)	2,400	173,736
Expeditors International of Washington, Inc.	3,100	148,180
FedEx Corp.	4,600	414,092
United Parcel Service, Inc. "B"	15,313	1,130,099
		1,866,107
Airlines 0.1%
Southwest Airlines Co. (a)	11,700	138,411
Building Products 0.0%
Masco Corp.	4,700	63,873
Commercial Services & Supplies 0.4%
Avery Dennison Corp.	2,400	95,808
Cintas	2,400	67,488
Iron Mountain, Inc.	3,600	93,600
Pitney Bowes, Inc.	3,300	83,094
R.R. Donnelley & Sons Co.	2,400	44,688
Republic Services, Inc.	4,600	136,206
Stericycle, Inc.*	1,400	120,988
Waste Management, Inc. (a)	7,300	270,538
		912,410
Construction & Engineering 0.2%
Fluor Corp. (a)	2,700	191,052
Jacobs Engineering Group, Inc.*	1,600	80,096
Quanta Services, Inc.*	3,400	77,554
		348,702
Electrical Equipment 0.5%
Emerson Electric Co. (a)	11,600	692,056
Rockwell Automation, Inc.	2,100	184,233
Roper Industries, Inc.	1,100	92,543
		968,832
Industrial Conglomerates 2.3%
3M Co.	10,799	995,992
General Electric Co.	162,513	3,399,772
Tyco International Ltd.	7,600	344,584
		4,740,348
Machinery 2.0%
Caterpillar, Inc. (a)	9,700	998,421
Cummins, Inc. (a)	3,220	325,606
Danaher Corp.	7,758	392,555
Deere & Co.	6,600	594,990
Dover Corp.	2,800	179,900
Eaton Corp.	2,800	310,184
Flowserve Corp.	700	87,479
Illinois Tool Works, Inc.	7,500	405,750
Ingersoll-Rand PLC (a)	5,100	231,030
PACCAR, Inc. (a)	5,600	280,728
Pall Corp.	2,500	135,900
Parker Hannifin Corp.	2,400	214,032
Snap-on, Inc.	600	34,458
		4,191,033
Professional Services 0.1%
Dun & Bradstreet Corp.	500	40,400
Equifax, Inc.	1,400	50,050
Robert Half International, Inc.	2,100	66,990
		157,440
Road & Rail 0.7%
CSX Corp.	5,900	440,494
Norfolk Southern Corp.	5,500	360,690
Ryder System, Inc.	400	19,132
Union Pacific Corp.	7,542	719,582
		1,539,898
Trading Companies & Distributors 0.1%
Fastenal Co. (a)	1,900	118,047
W.W. Grainger, Inc.	900	119,889
		237,936
Information Technology 16.4%
Communications Equipment 2.0%
Cisco Systems, Inc.*	86,552	1,606,405
F5 Networks, Inc.*	1,200	141,612
Harris Corp.	1,900	88,654
JDS Uniphase Corp.*	4,500	111,015
Juniper Networks, Inc.*	8,300	365,200
Motorola Mobility Holdings, Inc.*	4,725	142,695
Motorola Solutions, Inc.*	5,400	208,656
QUALCOMM, Inc.	24,528	1,461,378
Tellabs, Inc.	6,500	35,035
		4,160,650
Computers & Peripherals 4.0%
Apple, Inc.*	13,838	4,887,720
Dell, Inc.*	26,600	421,078
EMC Corp.* (a)	32,200	876,162
Hewlett-Packard Co.	34,496	1,505,061
Lexmark International, Inc. "A"*	1,600	60,048
NetApp, Inc.* (a)	5,400	278,964
SanDisk Corp.*	3,200	158,720
Western Digital Corp.*	4,000	122,320
		8,310,073
Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp. "A"	2,400	137,952
Corning, Inc.	22,900	528,074
FLIR Systems, Inc.	2,700	87,210
Jabil Circuit, Inc.	1,800	38,574
Molex, Inc. (a)	1,900	53,067
		844,877
Internet Software & Services 1.6%
Akamai Technologies, Inc.*	2,700	101,331
eBay, Inc.*	18,100	606,440
Google, Inc. "A"*	3,749	2,299,637
Monster Worldwide, Inc.*	800	13,720
VeriSign, Inc.	2,400	84,696
Yahoo!, Inc.* (a)	19,700	323,080
		3,428,904
IT Services 2.7%
Automatic Data Processing, Inc. (a)	7,300	365,000
Cognizant Technology Solutions Corp. "A"*	4,600	353,602
Computer Sciences Corp.	2,600	125,138
Fidelity National Information Services, Inc.	4,000	129,560
Fiserv, Inc.*	2,200	139,194
International Business Machines Corp.	19,013	3,077,824
MasterCard, Inc. "A"	1,500	360,840
Paychex, Inc. (a)	4,400	147,972
SAIC, Inc.*	3,500	57,190
Teradata Corp.*	2,400	114,768
Total System Services, Inc.	1,693	30,051
Visa, Inc. "A" (a)	7,600	555,180
Western Union Co.	9,200	202,308
		5,658,627
Office Electronics 0.1%
Xerox Corp.	20,748	223,041
Semiconductors & Semiconductor Equipment 2.3%
Advanced Micro Devices, Inc.*	6,700	61,707
Altera Corp. (a)	4,100	171,626
Analog Devices, Inc.	5,800	231,304
Applied Materials, Inc. (a)	18,200	299,026
Broadcom Corp. "A" (a)	6,900	284,418
First Solar, Inc.*	800	117,912
Intel Corp.	85,094	1,826,968
KLA-Tencor Corp.	2,800	136,696
Linear Technology Corp. (a)	3,200	110,592
LSI Corp.*	5,500	34,595
MEMC Electronic Materials, Inc.*	5,000	67,850
Microchip Technology, Inc. (a)	2,700	99,657
Micron Technology, Inc.*	15,200	169,176
National Semiconductor Corp.	4,100	63,550
Novellus Systems, Inc.*	1,700	67,932
NVIDIA Corp.*	8,400	190,344
Teradyne, Inc.*	1,800	33,534
Texas Instruments, Inc.	17,300	616,053
Xilinx, Inc. (a)	3,800	126,350
		4,709,290
Software 3.3%
Adobe Systems, Inc.*	7,200	248,400
Autodesk, Inc.*	2,900	121,945
BMC Software, Inc.*	2,600	128,700
CA, Inc.	6,200	153,636
Citrix Systems, Inc.*	2,600	182,416
Compuware Corp.*	2,400	27,024
Electronic Arts, Inc.*	5,200	97,760
Intuit, Inc.* (a)	4,200	220,836
McAfee, Inc.*	1,900	91,105
Microsoft Corp.	115,870	3,079,825
Novell, Inc.*	7,800	45,864
Oracle Corp.	59,299	1,950,937
Red Hat, Inc.*	2,900	119,712
Salesforce.com, Inc.* (a)	1,800	238,086
Symantec Corp.*	11,100	200,133
		6,906,379
Materials 3.1%
Chemicals 1.8%
Air Products & Chemicals, Inc.	3,200	294,400
Airgas, Inc.	1,200	75,096
CF Industries Holdings, Inc.	1,000	141,280
Dow Chemical Co. (a)	16,900	628,004
E.I. du Pont de Nemours & Co.	14,087	772,954
Eastman Chemical Co.	1,200	112,092
Ecolab, Inc.	4,000	194,560
FMC Corp.	900	69,696
International Flavors & Fragrances, Inc.	900	51,255
Monsanto Co.	7,900	567,931
PPG Industries, Inc. (a)	2,500	220,950
Praxair, Inc.	4,500	447,210
Sigma-Aldrich Corp. (a)	2,200	140,558
The Sherwin-Williams Co.	1,300	106,756
		3,822,742
Construction Materials 0.1%
Vulcan Materials Co. (a)	2,000	91,700
Containers & Packaging 0.1%
Ball Corp.	3,000	108,300
Bemis Co., Inc.	2,300	75,555
Owens-Illinois, Inc.*	2,100	64,029
Sealed Air Corp.	1,800	49,536
		297,420
Metals & Mining 1.0%
AK Steel Holding Corp.	800	12,784
Alcoa, Inc. (a)	14,800	249,380
Allegheny Technologies, Inc.	1,100	73,788
Cliffs Natural Resources, Inc.	2,400	232,968
Freeport-McMoRan Copper & Gold, Inc.	14,332	758,879
Newmont Mining Corp.	7,500	414,525
Nucor Corp. (a)	4,500	215,820
Titanium Metals Corp.*	700	13,293
United States Steel Corp. (a)	2,363	135,849
		2,107,286
Paper & Forest Products 0.1%
International Paper Co.	6,300	175,014
MeadWestvaco Corp. (a)	3,500	102,725
		277,739
Telecommunication Services 2.5%
Diversified Telecommunication Services 2.2%
AT&T, Inc.	88,496	2,511,517
CenturyLink, Inc. (a)	4,297	176,950
Frontier Communications Corp.	15,875	134,779
Qwest Communications International, Inc.	28,500	194,370
Verizon Communications, Inc.	42,458	1,567,549
Windstream Corp.	8,100	101,574
		4,686,739
Wireless Telecommunication Services 0.3%
American Tower Corp. "A"*	6,400	345,344
MetroPCS Communications, Inc.*	2,500	36,000
Sprint Nextel Corp.* (a)	41,200	180,044
		561,388
Utilities 2.8%
Electric Utilities 1.5%
American Electric Power Co., Inc.	7,592	271,642
Duke Energy Corp.	19,100	343,609
Edison International (a)	4,900	181,888
Entergy Corp.	2,895	206,124
Exelon Corp.	9,600	400,896
FirstEnergy Corp. (a)	5,504	210,803
NextEra Energy, Inc.	6,154	341,362
Northeast Utilities	3,000	102,120
Pepco Holdings, Inc.	3,700	69,301
Pinnacle West Capital Corp.	1,900	80,237
PPL Corp.	8,100	205,983
Progress Energy, Inc.	4,500	205,695
Southern Co.	12,553	478,395
		3,098,055
Gas Utilities 0.1%
Nicor, Inc.	500	26,370
ONEOK, Inc.	2,400	154,968
		181,338
Independent Power Producers & Energy Traders 0.2%
AES Corp.*	10,800	133,596
Constellation Energy Group, Inc.	2,700	83,889
NRG Energy, Inc.* (a)	5,300	105,947
		323,432
Multi-Utilities 1.0%
Ameren Corp.	3,200	89,472
CenterPoint Energy, Inc.	6,600	104,676
CMS Energy Corp.	2,300	44,298
Consolidated Edison, Inc.	4,400	219,912
Dominion Resources, Inc. (a)	9,100	415,233
DTE Energy Co.	2,700	127,116
Integrys Energy Group, Inc.	1,400	68,558
NiSource, Inc.	4,600	88,136
PG&E Corp.	5,600	257,936
Public Service Enterprise Group, Inc.	8,100	264,870
SCANA Corp.	1,700	68,816
Sempra Energy	3,400	180,982
TECO Energy, Inc.	1,900	34,409
Wisconsin Energy Corp.	1,400	82,880
Xcel Energy, Inc.	6,200	148,428
		2,195,722
Total Common Stocks (Cost $133,807,120)		183,216,846

Securities Lending Collateral 12.9%
Daily Assets Fund Institutional, 0.23% (b) (c) (Cost $27,048,625)	27,048,625	27,048,625

Cash Equivalents 6.2%
Central Cash Management Fund, 0.17% (b) (Cost $12,942,738)	12,942,738	12,942,738

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $173,798,483)+	106.7	223,208,209
Other Assets and Liabilities, Net	(6.7)	(13,982,055)
Net Assets	100.0	209,226,154

* Non-income producing security.

+ The cost for federal income tax purposes was $178,522,906. At February 28, 2011, net unrealized appreciation for all securities based on tax cost was $44,685,303. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $51,264,711 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,579,408.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at February 28, 2011 amounted to $26,648,663, which is 12.7% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

At February 28, 2011, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year Australian Treasury Bond	AUD	3/15/2011	720	76,097,416	425,103
10 Year US Treasury Note	USD	6/21/2011	73	8,690,422	40,492
S&P 500 E-Mini Index	USD	3/18/2011	255	16,907,775	696,288
S&P 500 Index	USD	3/17/2011	24	7,956,600	540,447
Total unrealized appreciation					1,702,330

At February 28, 2011, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
Federal Republic of Germany Euro-Bund	EUR	3/8/2011	488	83,584,337	(721,780)

At February 28, 2011, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	25,863,588	CAD	25,539,000	3/22/2011	349,702	UBS AG
USD	36,022,456	AUD	36,245,000	3/22/2011	760,744	UBS AG
USD	8,427,129	NOK	49,033,000	3/22/2011	296,336	UBS AG
USD	27,446,650	SEK	178,095,000	3/22/2011	586,990	UBS AG
USD	22,000,131	JPY	1,845,866,000	3/22/2011	528,196	UBS AG
Total unrealized appreciation					2,521,968

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
CHF	35,632,000	USD	36,693,922	3/22/2011	(1,605,955)	UBS AG
GBP	13,537,000	USD	21,665,427	3/22/2011	(324,535)	UBS AG
EUR	13,375,000	USD	18,013,450	3/22/2011	(430,077)	UBS AG
NZD	15,291,000	USD	11,459,381	3/22/2011	(24,751)	UBS AG
Total unrealized depreciation					(2,385,318)

Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP Great British Pound JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar SEK Swedish Krona USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$183,216,846	$—	$—	$183,216,846
Short-Term Investments (d)	39,991,363	—	—	39,991,363
Derivatives (e)	1,702,330	2,521,968	—	4,224,298
Total	$224,910,539	$2,521,968	$—	$227,432,507
Liabilities
Derivatives (e)	$(721,780)	$(2,385,318)	$—	$(3,107,098)
Total	$(721,780)	$(2,385,318)	$—	$(3,107,098)

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the year ended February 28, 2011.

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized appreciation (depreciation) on futures contracts and open forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of February 28, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $133,807,120) — including $26,648,663 of securities loaned	$183,216,846
Investment in Daily Assets Fund Institutional (cost $27,048,625)*	27,048,625
Investment in Central Cash Management Fund (cost $12,942,738)	12,942,738
Total investments, at value (cost $173,798,483)	223,208,209
Cash	10,900
Foreign currency, at value (cost $9,019)	5,326
Deposit with brokers for open futures contracts	5,414,513
Cash held as collateral for open forward foreign currency exchange contracts	6,340,000
Receivable for variation margin on open futures contracts	980,550
Receivable for Fund shares sold	654,196
Interest receivable	3,103
Dividends receivable	380,528
Unrealized appreciation on forward foreign currency exchange contracts	2,521,968
Total assets	239,519,293
Liabilities
Payable upon return of securities loaned	27,048,625
Payable for investments purchased	411,560
Payable for Fund shares redeemed	389,084
Unrealized depreciation on forward foreign currency exchange contracts	2,385,318
Other accrued expenses and payables	58,552
Total liabilities	30,293,139
Net assets, at value	$209,226,154

* Represent collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of February 28, 2011 (continued)
Net Assets Consist of
Undistributed net investment income	2,451,305
Net unrealized appreciation (depreciation) on: Investments	49,409,726
Futures	980,550
Foreign currency	142,407
Accumulated net realized gain (loss)	(11,025,971)
Paid-in capital	167,268,137
Net assets, at value	$209,226,154
Net Asset Value
Class A Net Asset Value and redemption price per share ($70,560,445 ÷ 5,372,743 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.13
Maximum offering price per share (100 ÷ 94.25 of $13.13)	$13.93
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,929,828 ÷ 151,852 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.71
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($10,955,375 ÷ 860,201 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.74
Class R Net Asset Value, offering and redemption price per share ($11,340,684 ÷ 876,654 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.94
Class S Net Asset Value, offering and redemption price per share ($114,439,822 ÷ 8,774,488 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.04

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended February 28, 2011
Investment Income
Income: Dividends (net of foreign taxes withheld of $5)	$2,933,846
Income distributions — Central Cash Management Fund	25,679
Interest	6,268
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	15,400
Total income	2,981,193
Expenses: Unitary fee	253,463
Distribution and service fees	288,889
Interest expense	41,621
Total expenses	583,973
Net investment income (loss)	2,397,220
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(207,807)
Futures	1,158,984
Foreign currency	(642,143)
309,034
Change in net unrealized appreciation (depreciation) on: Investments	30,473,141
Futures	1,221,010
Foreign currency	358,613
32,052,764
Net gain (loss)	32,361,798
Net increase (decrease) in net assets resulting from operations	$34,759,018

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended February 28,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income (loss)	$2,397,220	$1,112,113
Net realized gain (loss)	309,034	6,498,045
Change in net unrealized appreciation (depreciation)	32,052,764	28,981,719
Net increase (decrease) in net assets resulting from operations	34,759,018	36,591,877
Distributions to shareholders from: Net investment income: Class A	(268,994)	(481,425)
Class B	(10,279)	(12,652)
Class C	(43,361)	(35,547)
Class R	(24,439)	(28,882)
Class S	(293,449)	(640,937)
Net realized gains: Class A	—	(653,607)
Class B	—	(45,892)
Class C	—	(134,270)
Class R	—	(50,455)
Class S	—	(737,188)
Total distributions	(640,522)	(2,820,855)
Fund share transactions: Proceeds from shares sold	112,477,178	53,950,816
Reinvestment of distributions	598,231	2,656,832
Payments for shares redeemed	(54,882,644)	(28,135,919)
Redemption fees	—	9,628
Net increase (decrease) in net assets from Fund share transactions	58,192,765	28,481,357
Increase (decrease) in net assets	92,311,261	62,252,379
Net assets at beginning of period	116,914,893	54,662,514
Net assets at end of period (including undistributed net investment income of $2,451,305 and $837,891, respectively)	$209,226,154	$116,914,893

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended February 28,	2011	2010	2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$11.04	$7.25	$12.27		$13.79		$12.80
Income (loss) from investment operations: Net investment income (loss)a	.17	.11	.15		.10		.10	d
Net realized and unrealized gain (loss)	1.97	3.95	(5.03)		(.33)		1.36
Total from investment operations	2.14	4.06	(4.88)		(.23)		1.46
Less distributions from: Net investment income	(.05)	(.11)	(.14)		(.09)		(.09)
Net realized gains	—	(.16)	—		(1.18)		(.38)
Tax return of capital	—	—	—		(.02)		—
Total distributions	(.05)	(.27)	(.14)		(1.29)		(.47)
Redemption fees	—	.00 *	.00	*	.00	*	.00	*
Net asset value, end of period	$13.13	$11.04	$7.25		$12.27		$13.79
Total Return (%)b	19.49	56.03	(40.00	)c	(2.46	)c	11.39	c,d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	71	47	20		32		34
Ratio of expenses before expense reductions (%)	.42	.81	1.36		1.29		1.35
Ratio of expenses after expense reductions (%)	.42	.81	1.17		1.27		1.32
Ratio of net investment income (loss) (%)	1.45	1.16	1.42		.75		.76	d
Portfolio turnover rate (%)	1	5	75		51		81
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Amount is less than $.005.

Class B Years Ended February 28,	2011	2010	2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$10.75	$7.08	$12.00		$13.52		$12.60
Income (loss) from investment operations: Net investment income (loss)a	.08	.05	.06		.01		.01	d
Net realized and unrealized gain (loss)	1.93	3.82	(4.90)		(.33)		1.32
Total from investment operations	2.01	3.87	(4.84)		(.32)		1.33
Less distributions from: Net investment income	(.05)	(.04)	(.08)		(.00	)*	(.03)
Net realized gains	—	(.16)	—		(1.18)		(.38)
Tax return of capital	—	—	—		(.02)		—
Total distributions	(.05)	(.20)	(.08)		(1.20)		(.41)
Redemption fees	—	.00 *	.00	*	.00	*	.00	*
Net asset value, end of period	$12.71	$10.75	$7.08		$12.00		$13.52
Total Return (%)b	18.69	54.80	(40.45	)c	(3.10	)c	10.49	c,d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	3		9		12
Ratio of expenses before expense reductions (%)	1.17	1.57	2.13		2.01		2.10
Ratio of expenses after expense reductions (%)	1.17	1.57	1.93		1.99		2.07
Ratio of net investment income (loss) (%)	.69	.41	.65		.02		.01	d
Portfolio turnover rate (%)	1	5	75		51		81
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Amount is less than $.005.

Class C Years Ended February 28,	2011	2010	2009		2008	2007
Selected Per Share Data
Net asset value, beginning of period	$10.78	$7.09	$12.03		$13.55	$12.63
Income (loss) from investment operations: Net investment income (loss)a	.08	.04	.07		.01	.01	d
Net realized and unrealized gain (loss)	1.93	3.85	(4.93)		(.32)	1.32
Total from investment operations	2.01	3.89	(4.86)		(.31)	1.33
Less distributions from: Net investment income	(.05)	(.04)	(.08)		(.01)	(.03)
Net realized gains	—	(.16)	—		(1.18)	(.38)
Tax return of capital	—	—	—		(.02)	—
Total distributions	(.05)	(.20)	(.08)		(1.21)	(.41)
Redemption fees	—	.00 *	.00	*	.00 *	.00	*
Net asset value, end of period	$12.74	$10.78	$7.09		$12.03	$13.55
Total Return (%)b	18.75	54.84	(40.52	)c	(3.06)	10.48	c,d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	10	5		7	8
Ratio of expenses before expense reductions (%)	1.18	1.58	2.04		1.95	2.04
Ratio of expenses after expense reductions (%)	1.18	1.58	1.92		1.95	2.03
Ratio of net investment income (loss) (%)	.68	.40	.67		.06	.05	d
Portfolio turnover rate (%)	1	5	75		51	81
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Amount is less than $.005.

Class R Years Ended February 28,	2011	2010	2009		2008	2007
Selected Per Share Data
Net asset value, beginning of period	$10.91	$7.17	$12.13		$13.64	$12.69
Income (loss) from investment operations: Net investment income (loss)a	.13	.09	.12		.07	.07	c
Net realized and unrealized gain (loss)	1.95	3.90	(4.96)		(.34)	1.33
Total from investment operations	2.08	3.99	(4.84)		(.27)	1.40
Less distributions from: Net investment income	(.05)	(.09)	(.12)		(.04)	(.07)
Net realized gains	—	(.16)	—		(1.18)	(.38)
Tax return of capital	—	—	—		(.02)	—
Total distributions	(.05)	(.25)	(.12)		(1.24)	(.45)
Redemption fees	—	.00 *	.00	*	.00 *	.00	*
Net asset value, end of period	$12.94	$10.91	$7.17		$12.13	$13.64
Total Return (%)	19.17	55.60	(40.10	)b	(2.66)	10.93	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	4	1		2	1
Ratio of expenses before expense reductions (%)	.68	1.06	1.63		1.52	1.57
Ratio of expenses after expense reductions (%)	.68	1.06	1.42		1.52	1.57
Ratio of net investment income (loss) (%)	1.18	.91	1.16		.49	.51	c
Portfolio turnover rate (%)	1	5	75		51	81
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Amount is less than $.005.

Class S Years Ended February 28,	2011	2010	2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$10.94	$7.18	$12.15		$13.69		$12.70
Income (loss) from investment operations: Net investment income (loss)a	.19	.14	.18		.15		.14	c
Net realized and unrealized gain (loss)	1.96	3.92	(4.99)		(.33)		1.35
Total from investment operations	2.15	4.06	(4.81)		(.18)		1.49
Less distributions from: Net investment income	(.05)	(.14)	(.16)		(.16)		(.12)
Net realized gains	—	(.16)	—		(1.18)		(.38)
Tax return of capital	—	—	—		(.02)		—
Total distributions	(.05)	(.30)	(.16)		(1.36)		(.50)
Redemption fees	—	.00 *	.00	*	.00	*	.00	*
Net asset value, end of period	$13.04	$10.94	$7.18		$12.15		$13.69
Total Return (%)	19.76	56.45	(39.87	)b	(2.15	)b	11.66	b,c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	114	53	24		38		46
Ratio of expenses before expense reductions (%)	.18	.58	1.10		1.00		1.09
Ratio of expenses after expense reductions (%)	.18	.58	.94		.97		1.03
Ratio of net investment income (loss) (%)	1.68	1.40	1.65		1.04		1.05	c
Portfolio turnover rate (%)	1	5	75		51		81
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS S&P 500 Plus Fund (the "Fund") is a diversified series of DWS Value Equity Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charges. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund invests the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the value reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At February 28, 2011, the Fund had a net tax basis capital loss carryforward of approximately $5,024,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until February 28, 2018, the expiration date, whichever occurs first.

During the year ended February 28, 2011, the Fund utilized $1,733,000 of prior year capital loss carryforward.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of February 28, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), investments in futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At February 28, 2011, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$2,586,141
Capital loss carryforwards	$(5,024,000)
Net unrealized appreciation (depreciation) on investments	$44,685,303

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Year Ended February 28,
	2011	2010
Distributions from ordinary income*	$640,522	$2,820,855

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnifications clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund enters into futures contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy by entering into futures contracts on equity and fixed-income securities, including on financial indices, and security indices and on currency. For the year ended February 28, 2011, as part of this strategy, the Fund used futures contracts to attempt to take advantage of short-term and medium-term inefficiencies within the global equity, bond and currency markets.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of February 28, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended February 28, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $78,545,000 to $109,652,000 and the investment in future contracts sold had a total notional value generally indicative of a range from approximately $83,584,000 to $127,397,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. For the year ended February 28, 2011, as part of this strategy, the Fund used forward currency contracts to gain exposure to changes in the value of foreign currencies, and to attempt to take advantage of short-term and medium-term inefficiencies within the currency markets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts.

A summary of the open forward currency contracts as of February 28, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended February 28, 2011, the investment in forward currency contracts short vs. US dollars had a total contract value generally indicative of a range from approximately $29,167,000 to $87,832,000 and the investment in forward currency contracts long vs. US dollars had a total contract value generally indicative of a range from approximately $28,957,000 to $119,760,000.

The following tables summarize the value of the Fund's derivative instruments held as of February 28, 2011 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$2,521,968	$—	$2,521,968
Equity Contracts (b)	—	1,236,735	1,236,735
Interest Rate Contracts (b)	—	465,595	465,595
	$2,521,968	$1,702,330	$4,224,298

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on open forward foreign currency exchange contracts

(b) Includes cumulative appreciation of futures contracts as disclosed in the Invesment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
Liability Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$(2,385,318)	$—	$(2,385,318)
Interest Rate Contracts (b)	—	(721,780)	(721,780)
	$(2,385,318)	$(721,780)	$(3,107,098)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on open forward foreign currency exchange contracts

(b) Includes cumulative depreciation of futures contracts as disclosed in the Invesment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended February 28, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$(554,815)	$—	$(554,815)
Equity Contracts (b)	—	(508,574)	(508,574)
Interest Rate Contracts (b)	—	1,667,558	1,667,558
	$(554,815)	$1,158,984	$604,169

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$352,469	$—	$352,469
Equity Contracts (b)	—	1,760,733	1,760,733
Interest Rate Contracts (b)	—	(539,723)	(539,723)
	$352,469	$1,221,010	$1,573,479

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended February 28, 2011, purchases and sales of investment securities (excluding short-term investments) aggregated $49,646,150 and $969,022, respectively.

D. Related Parties

Unitary Fee. Under the Investment Management and Unitary Fee Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund, or delegates such responsibilities to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") serves as subadvisor to the Fund. On August 1, 2010, members of the Advisor's Quantitative Strategies Group ("QS Group"), including members of the Fund's portfolio management team, separated from the Advisor and formed QS Investors as a separate investment advisory firm unaffiliated with the Advisor (the "Separation"). As an investment subadvisor to the Fund, QS Investors makes investment decisions and buys and sells securities for the Fund and manages the portion of assets allocated to the Fund's global tactical asset allocation overlay strategy. QS Investors is paid by the Advisor, not the Fund, for the services QS Investors provides to the Fund.

The Fund pays the Advisor an annual fee ("Unitary Fee") of 0.50% of the Fund's average daily net assets, computed and accrued daily, and payable monthly. The Unitary Fee covers the Advisor's investment management services as described above, as well as all other day-to-day expenses in the ordinary course of the Fund's business, except for distribution and service fees and expenses, portfolio transaction and other investment-related costs, interest expense, taxes and extraordinary expenses (as determined by the Fund's Board of Trustees).

The Unitary Fee equals an annual rate of 0.50% (the "Base Fee"), adjusted as described below, of the Fund's average daily net assets for the previous 365-day period ("Performance Period"). The Base Fee is adjusted to as high as 1.00% or as low as zero, depending on how the Fund's investment performance (based on the total return of Class S shares, which do not bear Rule 12b-1 distribution and service fees) for the Performance Period compares with a benchmark equal to the sum of the investment record of the S&P 500 Index plus 0.50% (the "Performance Benchmark") over the Performance Period. If the Fund's investment performance equals the Performance Benchmark, then DIMA earns the Base Fee of 0.50%. If the Fund's investment performance falls below the Performance Benchmark, then the Unitary Fee decreases by the difference between them, but not below zero. If the Fund's investment performance exceeds the Performance Benchmark, then the Unitary Fee increases by the difference between them, but not above 1.00%.

Because any adjustment to the Unitary Fee is based upon how Class S shares perform relative to a market-based benchmark, the Advisor could receive a positive performance adjustment even if the Fund has a negative return. The amount of the performance adjustment will also be affected by changes in the size of the Fund over the Performance Period.

For the year ended February 28, 2011, the Advisor received a Unitary Fee of $253,463, which was equivalent to an annual effective rate of 0.16% of the Fund's average daily net assets.

Distribution and Services Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of each of Class B, C and R shares, respectively. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended February 28, 2011, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at February 28, 2011
Class B	$16,006	$1,265
Class C	72,468	6,296
Class R	18,105	2,289
	$106,579	$9,850

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended February 28, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at February 28, 2011	Annual Effective Rate
Class A	$135,489	$35,579	.23%
Class B	4,969	1,322	.23%
Class C	23,752	5,606	.25%
Class R	18,100	6,020	.25%
	$182,310	$48,527

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended February 28, 2011 aggregated $26,411.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended February 28, 2011, the CDSC for Class B and C shares aggregated $6,446 and $4,080, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended February 28, 2011, DIDI received $1,436 for Class A shares.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson. Under the Investment Management and Unitary Fee Agreement, the Advisor has agreed to reimburse the Fund for these expenses.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended February 28, 2011		Year Ended February 28, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,108,257	$35,379,224	2,474,456	$24,022,084
Class B	9,047	107,831	47,330	458,560
Class C	236,356	2,704,500	377,378	3,568,642
Class R	694,877	7,540,846	328,956	3,229,084
Class S	6,069,680	66,744,777	2,471,467	22,672,446
		$112,477,178		$53,950,816
Shares issued to shareholders in reinvestment of distributions
Class A	22,943	$246,866	95,667	$1,050,417
Class B	872	9,115	4,912	52,605
Class C	3,724	39,030	14,462	155,318
Class R	2,271	24,120	7,312	79,338
Class S	26,157	279,100	121,249	1,319,154
		$598,231		$2,656,832
Shares redeemed
Class A	(2,022,338)	$(22,864,959)	(1,131,490)	$(11,049,644)
Class B	(129,423)	(1,443,052)	(256,804)	(2,434,131)
Class C	(273,037)	(3,087,047)	(252,952)	(2,524,052)
Class R	(204,671)	(2,334,878)	(112,133)	(1,085,701)
Class S	(2,177,448)	(25,152,708)	(1,120,806)	(11,042,391)
		$(54,882,644)		$(28,135,919)
Redemption fees		$—		$9,628
Net increase (decrease)
Class A	1,108,862	$12,761,131	1,438,633	$14,022,860
Class B	(119,504)	(1,326,106)	(204,562)	(1,922,966)
Class C	(32,957)	(343,517)	138,888	1,199,909
Class R	492,477	5,230,088	224,135	2,222,743
Class S	3,918,389	41,871,169	1,471,910	12,958,811
		$58,192,765		$28,481,357

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Value Equity Trust and the Shareholders of DWS S&P 500 Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of DWS S&P 500 Plus Fund (the "Fund") at February 28, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
Boston, Massachusetts April 15, 2011	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended February 28, 2011, qualified for the dividend received deduction.

A total of 1% of the dividends distributed during the fiscal year was derived from interest on US government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management and unitary fee agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and QS Investors, LLC ("QS Investors") in September 2010.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2010, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. In addition, in connection with approving the continuation of the Fund's Sub-Advisory Agreement, the Board noted it had engaged in a comprehensive review of the agreement in connection with its initial approval in May 2010.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management and administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 2nd quartile, 1st quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and QS Investors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's unitary fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds. The Board determined that, because DWS is obligated to provide a broader range of services and to bear additional categories of expenses in return for the unitary fee than would be the case under a typical management contract, it was most appropriate to examine and compare the Fund's total expense ratio. With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund.

The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses") (1st quartile being the most favorable and 4th quartile being the least favorable). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's unitary fee rate as compared to management fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees. Specifically with respect to the Fund, the Board noted that DWS provides a broader range of services and bears additional categories of expenses under the Agreement than is the case under its management contracts with most other DWS Funds.

On the basis of the information provided, the Board concluded that the unitary fee was reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its unitary fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board noted that while the Fund's current unitary fee schedule does not include breakpoints, the Board intends to consider implementation of one or more breakpoints once the Fund reaches an efficient operating size. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that the unitary fee was reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of February 28, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	118	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	118	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	118	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		118	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	118	—
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	118	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; Independent Director of Barclays Bank Delaware (since September 2010); formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	118	Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	118	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	118	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007);
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	118	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	118	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	121	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark6 (1965) President, 2006-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources
For shareholders of Classes A, B, C and S
For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B and C:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S
Nasdaq Symbol	OUTDX	OUTBX	OUTCX	SSFFX
CUSIP Number	23338K 100	23338K 209	23338K 308	23338K 506
Fund Number	410	610	710	2310

For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site
www.dws-investments.com
Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Class R
Nasdaq Symbol	OUTRX
CUSIP Number	23338K 407
Fund Number	1514

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS S&P 500 PLUS FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES
The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund
Fiscal Year Ended February 28,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$56,256	$0	$0	$0
2010	$55,153	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers
The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year February 28,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$7,500	$0	$0
2010	$2,000	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services
The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended February 28,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$0	$0	$0	$0
2010	$0	$0	$100,000	$100,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.
***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS S&P 500 Plus Fund, a series of DWS Value Equity Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	April 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	April 25, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	April 25, 2011